First - Quarter 2018 Results May 3 , 2018 Exhibit 99.2

Forward-Looking Statements

Statements in this presentation contain “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. These statements appear in a number of places in this report and may include statements regarding the intent, belief or current expectations of the Company, with respect to, among other things, our (i) future product and facility expansion, (ii) acquisition strategy, (iii) investments and new product development, (iv) growth opportunities related to awarded business and (v) operational expectations. Forward-looking statements may be identified by the words “will,” “may,” “should,” “designed to,” “believes,” “plans,” “projects,” “intends,” “expects,” “estimates,” “anticipates,” “continue,” and similar words and expressions. The forward-looking statements are subject to risks and uncertainties that could cause actual events or results to differ materially from those expressed in or implied by the statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements include, among other factors:

- the reduced purchases, loss or bankruptcy of a major customer or supplier;
- the costs and timing of business realignment, facility closures or similar actions;
- a significant change in automotive, commercial, off-highway, motorcycle or agricultural vehicle production;
- competitive market conditions and resulting effects on sales and pricing;
- the impact on changes in foreign currency exchange rates on sales, costs and results, particularly the Argentinian peso, Brazilian real, Chinese renminbi, euro, Mexican peso and Swedish krona;
- our ability to achieve cost reductions that offset or exceed customer-mandated selling price reductions;
- customer acceptance of new products;
- our ability to successfully launch/produce products for awarded business;
- adverse changes in laws, government regulations or market conditions affecting our products or our customers’ products;
- our ability to protect our intellectual property and successfully defend against assertions made against us;
- liabilities arising from warranty claims, product recall or field actions, product liability and legal proceedings to which we are or may become a party, or the impact of product recall or field actions on our customers;
- labor disruptions at our facilities or at any of our significant customers or suppliers;
- the ability of our suppliers to supply us with parts and components at competitive prices on a timely basis;
- the amount of our indebtedness and the restrictive covenants contained in the agreements governing our indebtedness, including our revolving credit facility;
- capital availability or costs, including changes in interest rates or market perceptions;
- the failure to achieve the successful integration of any acquired company or business;
- risks related to a failure of our information technology systems and networks, and risks associated with current and emerging technology threats and damage from computer viruses, unauthorized access, cyber attack and other similar disruptions; and
- the items described in Part I, Item IA (“Risk Factors”) of our 10-K filed with the SEC.

In addition, the forward-looking statements contained herein represent our estimates only as of the date of this release and should not be relied upon as representing our estimates as of any subsequent date. While we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so, whether to reflect actual results, changes in assumptions, changes in other factors affecting such forward-looking statements or otherwise.

Rounding Disclosure: There may be slight immaterial differences between figures represented in our public filings compared to what is shown in this presentation. The differences are the a result of rounding due to the representation of values in millions rather than thousands in public filings.

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3 Overview of Achievements x Continued strong performance at each segment x Control Devices growth in certain actuation and emissions sensing products. Outlook for revenue improved and margin expansion remains as expected. x Electronics growth driven by recent product launches, continued strength at Orlaco and favorable global commercial vehicle markets x PST margin expansion driven by cost leverage and product mix x Significant pending awards related to Mirror Eye TM and connectivity products x Received Daimler supplier award for the global roll - out of driver information systems Q 1 2018 Key Accomplishments Q 1 2018 Financial Performance 2018 Updated Full - Year Guidance 2018 Guidance Previously Provided 2018 Guidance Updated Midpoint Improvement Sales $840 - $860 Million $870 - $890 Million $30.0 million Adjusted Gross Margin 31.0% - 32.0% 31.0% - 32.0% Adjusted Operating Margin 9.0% - 10.0% 9.0% - 10.0% Adjusted EPS $1.90 - $2.10 $2.05 - $2.20 $0.13 Adjusted EBITDA Margin 12.5% - 13.5% 12.5% - 13.5% Reported Adjusted Sales $225.9 Million -- Gross Profit $68.0 Million -- Operating Income $16.8 Million $18.0 Million EPS $0.46 $0.50 EBITDA -- $26.9 Million

4 Financial Summary We continue to deliver sustainable, profitable growth TTM EPS not comparable due to differences in tax rates over the periods

Keys to 2018 Success

7% Sales Growth ($56 Million)*

- **Control Devices**
  - Deliver growth in sensing and actuation segments
  - Drive operational efficiency
  - Manage ramp-down of shift-by-wire programs (~Q4)
- **Electronics**
  - Execute product launches
  - Capture MirrorEye opportunities
  - Refine engineering footprint and drive global capability
- **PST**
  - Drive track & trace growth
  - Leverage cost structure
  - Capitalize on macroeconomic tailwinds

140 bps EBITDA Margin Improvement*

We continue to execute and focus on our keys to 2018 success

5

*Based on midpoint of provided guidance

Stoneridge

6 Mirror Eye TM Update Awarded first OEM Mirror Eye TM program Expect retrofit opportunities beginning late 2018 Pending award for our first OEM Mirror Eye TM program with a leading, global OEM $13 million peak annual revenue Start - of - Production – 2020 FMCSA exemption in - process to allow for removal of traditional mirrors and replacement by Mirror Eye TM systems American Truck Association (ATA) encouraging “expeditiously approving” any requests to allow mirrorless technology Expect Mirror Eye TM retrofit revenue late 2018 Multiple development programs with additional global OEMs – expecting additional OEM awards

7 Enabling Intelligent Vehicles L eading provider of commercial vehicle connectivity and intelligence solutions OEM and aftermarket connectivity and intelligence solutions for global commercial vehicle applications Hardware solutions that provide in - vehicle connectivity S oftware solutions that enable data compilation and analysis Our solutions enable improved fleet management, vehicle efficiency and compliance Pending award for one of our largest connectivity programs with global commercial vehicle OEM $2 4 million peak annual revenue Start - of - production – Early 2019

8 Winning with Our Customers Deepening relationships with customers P ositioning the Company for long - term success Over the past year we have been recognized for our excellence as both a passenger car and commercial vehicle supplier by some of the largest, global OEMs Received the 2016 Safe Pillar Award from Ford Motor Company for supplying a variety of advanced technology sensors and actuators Received the 2017 Partnership award from Daimler AG for the international roll - out of driver information systems for Mercedes - Benz Freightliner and FUSO Trucks “You always go above - and - beyond to create the best body electronic, instrument and telematics components for our trucks and buses. This is why you take the award trophy home in the Partnership category.” Dr. Marcus Shoenenberg Vice President of Procurement, Daimler Trucks and Buses, Daimler AG

9 Continued strong performance by each segment Awarded first OEM Mirror Eye TM program with leading global OEM ($13 million peak annual revenue). Retrofit opportunities could expand with regulatory changes. Award pending for significant global connectivity program ($24 million peak annual revenue) Focused on expanding and deepening relationships with our customers Increasing revenue and full - year EPS guidance. Reaffirming margin guidance. Q1 2018 Overview Driving shareholder v alue t hrough s trong f inancial performance and a w ell d efined long - term strategy

Financial Update

1st Quarter 2018 Summary

1st Quarter 2018 Financial Results

- Sales of $225.9 million, an increase of 11% over Q1 2017
  - Control Devices sales of $117.5 million, a decrease of 2% over Q1 2017
  - Electronics sales of $100.5 million, an increase of 34% over Q1 2017
  - PST sales of $20.5 million, a decrease of 5% over Q1 2017
- Adjusted operating income of $18.0 million, an increase of 4% over Q1 2017 (8.0% operating margin)
  - Control Devices adjusted operating income of $18.4 million, a decrease of 4% over Q1 2017 (15.6% operating margin)
  - Electronics adjusted operating income of $8.8 million, an increase of 34% over Q1 2017 (8.7% adjusted operating margin)
  - PST adjusted operating income of $1.0 million, an increase of 70% over Q1 2017 (4.8% adjusted operating margin)

Updated 2018 Full-Year Guidance

	2018 Guidance *Previously Provided*	2018 Guidance *Updated*	*Midpoint Improvement*
Sales	$840 - $860 Million	**$870 - $890 Million**	↑ *$30.0 million*
Adjusted Gross Margin	31.0% - 32.0%	**31.0% - 32.0%**	
Adjusted Operating Margin	9.0% - 10.0%	**9.0% - 10.0%**	
Adjusted EPS	$1.90 - $2.10	**$2.05 - $2.20**	↑ *$0.13*
Adjusted EBITDA Margin	12.5% - 13.5%	**12.5% - 13.5%**	

Segment level financial information includes intercompany sales.
Due to centralizing certain procurement and operations functions we have allocated certain corporate costs to each segment that were not previously allocated. For purposes of our quarter over quarter comparisons we have adjusted these costs.

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12 Control Devices Financial Performance Improved revenue expectations for remainder of 2018 C ontinued full - year margin expansion Control Devices Overview As expected, revenue was relatively flat quarter - over - quarter. Revenue expectations for remainder of the year have improved primarily due to extensions of certain shift - by - wire platforms and favorable end markets. Launch and other production related costs mitigating structural margin improvement in Q1. Expect margin expansion remainder of 2018. Beyond 2019, less than 1% of our $3.3 billion backlog is attributable to the passenger car platforms in Ford’s recent announcement Segment level financial information includes intercompany sales *Due to centralizing certain procurement and operations functions we have allocated certain corporate costs to each segment that w ere not previously allocated. For purposes of our quarter over quarter comparisons we have adjusted these costs.

13 Electronics Financial Performance Top - line growth exceeding expectations Continued full - year margin expansion Segment level financial information includes intercompany sales *Due to centralizing certain procurement and operations functions we have allocated certain corporate costs to each segment that w ere not previously allocated. For purposes of our quarter over quarter comparisons we have adjusted these costs. Electronics Overview Revenue growth of over $25 million relative to Q1 2017 driven by ramp - up of recently launched programs, continued Orlaco success and favorable commercial vehicle end - markets Margin flat as a result of increased production related costs and design and development expenses. Expect margin expansion remainder of 2018.

14 PST Financial Performance Expectations for continued growth and margin expansion in 2018 Segment level financial information includes intercompany sales *Due to centralizing certain procurement and operations functions we have allocated certain corporate costs to each segment that w ere not previously allocated. For purposes of our quarter over quarter comparisons we have adjusted these costs. PST Overview Slight decline in revenue primarily driven by unfavorable exchange rates. Continued track and trace market share growth should drive incremental revenue and favorable margin. Fixed cost leverage and product mix driving margin improvement. Expect continued margin improvement as top - line growth accelerates for the remainder of 2018.

15 2017 Actual Results 2018 Guidance Previously Provided 2018 Guidance Updated Midpoint Improvement vs. Previously Provided Sales $824.4 Million $840 - $860 Million $870 - $890 Million $30.0 million Adjusted Gross Margin 30.3% 31.0% - 32.0% 31.0% - 32.0% Adjusted Operating Margin 8.1% 9.0% - 10.0% 9.0% - 10.0% Adjusted EPS $1.57 $1.90 - $2.10 $2.05 - $2.20 $0.13 Adjusted EBITDA Margin 11.6% 12.5% - 13.5% 12.5% - 13.5% FY 2018 Full - Year Updated Guidance Increasing full - year sales and adjusted EPS guidance Guiding to midpoint sales of $880 million, midpoint adjusted EPS of $2.13

1st Quarter 2018 Financial Summary



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- All segments contributing to strong financial performance
  - Control Devices – Q1 sales consistent with expectations. Improved revenue outlook for the remainder of the year. Q1 margin impacted by increased launch costs. Expect margin expansion for the remainder of 2018.
  - Electronics – Exceeded top-line expectations in Q1. Strong revenue growth expected to continue for the balance of the year. Ramp-up in recently launched programs expected to provide margin improvement.
  - PST – Margin expansion due to favorable product mix and leveraging fixed costs. Expect to continue to expand margin as top-line increases.
- 2018 Full-year guidance
  - Revised sales guidance up $30 million to a midpoint of $880 million ($870 - $890 million)
  - Adjusted EPS guidance increases by $0.13 to a midpoint of $2.13 ($2.05 - $2.20)
  - Reiterate full-year margin guidance

Driving shareholder value through strong financial performance and profitable long-term growth

16

Stoneridge

Thank You

18 Appendix

19 2018 Q1 Adjustments The expense resulting from the step - up in the fair value of the earn - out due to Orlaco outperformance was $0.4 million resulting in an EPS adjustment of $ 0.01 The expense related to the step - up in the fair value of the earn - out related to the acquisition of the remaining 26% minority interest in PST was $0.5 million resulting in an EPS adjustment of $ 0.02 Expenses related to certain one - time business realignment costs have been adjusted to reflect normalized earnings. The after - tax impact of this adjustment was $ 0.2 million resulting in an EPS add - back of $ 0.01. Adjustment Expected Q1 2018 After - Tax Impact (USD millions) Expected Q1 2018 After - Tax EPS Impact Earn - out (Electronics / Orlaco) ($0.4) ($0.01) Earn - out (PST) ($0.5) ($0.02) Business realignment costs ($0.2) ($0.01) Total ($1.1) ($0.04)

20 Income Statement (Unaudited) Three months ended March 31, (in thousands, except per share data) 2018 2017 Net sales $ 225,930 $ 204,311 Costs and expenses: Cost of goods sold 157,961 143,160 Selling, general and administrative 37,261 34,266 Design and development 13,861 11,721 Operating income 16,847 15,164 Interest expense, net 1,354 1,410 Equity in earnings of investee (521) (180) Other (income) expense, net (599) 190 16,613 13,744 3,233 4,571 Net income 13,380 9,173 Net loss attributable to noncontrolling interest - (30) Net income attributable to Stoneridge, Inc. $ 13,380 $ 9,203 Earnings per share attributable to Stoneridge, Inc.: Basic $ 0.47 $ 0.33 Diluted $ 0.46 $ 0.32 Weighted-average shares outstanding: Basic 28,249 27,917 Diluted 28,936 28,580 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS Income before income taxes Provision for income taxes

21 Segment Financial Information Three months ended March 31, 2018 2017 Net Sales: Control Devices $ 115,357 $ 118,873 Inter-segment sales 2,181 783 Control Devices net sales 117,538 119,656 Electronics 90,028 63,805 Inter-segment sales 10,472 11,356 Electronics net sales 100,500 75,161 PST 20,545 21,633 Inter-segment sales 2 - PST net sales 20,547 21,633 Eliminations (12,655) (12,139) Total net sales $ 225,930 $ 204,311 Operating Income (Loss): Control Devices $ 17,879 $ 19,084 Electronics 7,880 5,557 PST 150 579 Unallocated Corporate (9,062) (10,056) Total operating income $ 16,847 $ 15,164 Depreciation and Amortization: Control Devices $ 2,795 $ 2,699 Electronics 2,291 1,572 PST 2,505 2,088 Unallocated Corporate 197 99 Total depreciation and amortization $ 7,788 $ 6,458 Interest Expense, net: Control Devices $ 19 $ 54 Electronics 34 38 PST 338 572 Unallocated Corporate 963 746 Total interest expense, net $ 1,354 $ 1,410 Capital Expenditures: Control Devices $ 5,746 $ 3,447 Electronics 2,773 2,351 PST 1,259 884 Unallocated Corporate 727 583 Total capital expenditures $ 10,505 $ 7,265

22 Balance Sheet CONDENSED CONSOLIDATED BALANCE SHEETS March 31, December 31, (in thousands) 2018 2017 (Unaudited) ASSETS Current assets: Cash and cash equivalents $ 57,404 $ 66,003 156,513 142,438 Inventories, net 78,628 73,471 Prepaid expenses and other current assets 26,148 21,457 Total current assets 318,693 303,369 Long-term assets: Property, plant and equipment, net 114,940 110,402 Intangible assets, net 74,699 75,243 Goodwill 39,439 38,419 Investments and other long-term assets, net 32,431 31,604 Total long-term assets 261,509 255,668 Total assets $ 580,202 $ 559,037 LIABILITIES AND SHAREHOLDERS' EQUITY Current liabilities: Current portion of debt $ 4,160 $ 4,192 Accounts payable 87,095 79,386 Accrued expenses and other current liabilities 54,223 52,546 Total current liabilities 145,478 136,124 Long-term liabilities: Revolving credit facility 116,000 121,000 Long-term debt, net 2,706 3,852 Deferred income taxes 19,605 18,874 Other long-term liabilities 36,796 35,115 Total long-term liabilities 175,107 178,841 Shareholders' equity: Preferred Shares, without par value, 5,000 shares authorized, none issued - - Common Shares, without par value, 60,000 shares authorized, - - Additional paid-in capital 227,561 228,486 and December 31 2017, respectively, at cost (8,505) (7,118) Retained earnings 105,432 92,264 Accumulated other comprehensive loss (64,871) (69,560) Total shareholders' equity 259,617 244,072 Total liabilities and shareholders' equity $ 580,202 $ 559,037 March 31, 2018, and December 31, 2017, respectively, with no stated value 28,966 and 28,966 shares issued and 28,490 and 28,180 shares outstanding at Common Shares held in treasury, 476 and 786 shares at March 31, 2018 Accounts receivable, less reserves of $913 and $1,109, respectively

23 Statement of Cash Flows (Unaudited) Three months ended March 31, (in thousands) 2018 2017 OPERATING ACTIVITIES: Net income $ 13,380 $ 9,173 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation 6,061 5,063 Amortization, including accretion of deferred financing costs 1,807 1,472 Deferred income taxes (243) 2,082 Earnings of equity method investee (521) (180) Share-based compensation expense 1,404 2,339 Tax benefit related to share-based compensation expense (830) (681) Change in fair value of earn-out contingent consideration 904 - Changes in operating assets and liabilities, net of effect of business combination: Accounts receivable, net (14,821) (18,648) Inventories, net (4,694) (2,445) Prepaid expenses and other assets (3,647) (4,760) Accounts payable 7,841 15,734 Accrued expenses and other liabilities 3,030 661 Net cash provided by operating activities 9,671 9,810 INVESTING ACTIVITIES: Capital expenditures (10,505) (7,265) Proceeds from sale of fixed assets 9 - Insurance proceeds for fixed assets 1,403 - Business acquisition, net of cash acquired - (77,538) Net cash used for investing activities (9,093) (84,803) CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

24 Statement of Cash Flows (Cont.) (Unaudited) Three months ended March 31, (in thousands) 2018 2017 FINANCING ACTIVITIES: Revolving credit facility borrowings 5,000 81,000 Revolving credit facility payments (10,000) (7,000) Proceeds from issuance of debt 155 886 Repayments of debt (1,378) (4,135) Other financing costs - (47) Repurchase of Common Shares to satisfy employee tax withholding (3,713) (1,820) Net cash provided by (used for) financing activities (9,936) 68,884 Effect of exchange rate changes on cash and cash equivalents 759 629 Net change in cash and cash equivalents (8,599) (5,480) Cash and cash equivalents at beginning of period 66,003 50,389 Cash and cash equivalents at end of period $ 57,404 $ 44,909 Supplemental disclosure of cash flow information: Cash paid for interest $ 1,438 $ 1,450 Cash paid for income taxes, net $ 5,056 $ 1,252 CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

25 Reconciliations to US GAAP

26 Reconciliations to US GAAP This document contains information about Stoneridge's financial results which is not presented in accordance with accounting principles generally accepted in the United States ("GAAP"). Such non - GAAP financial measures are reconciled to their closest GAAP financial measures in the appendix of this document. The provision of these non - GAAP financial measures for 2017 and 2018 is not intended to indicate that Stoneridge is explicitly or implicitly providing projections on those non - GAAP financial measures, and actual results for such measures are likely to vary from those presented. The reconciliations include all information reasonably available to the Company at the date of this document and the adjustments that management can reasonably predict.

Reconciliations to US GAAP

Reconciliation of Adjusted Gross Margin

(USD in millions)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018
Gross Profit	$ 52.8	$ 49.7	$ 47.8	$ 61.2	$ 63.4	$ 62.6	$ 61.0	$ 68.0	$ 255.0
Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco				1.0	0.7				0.7
Adjusted Gross Profit	$ 52.8	$ 49.7	$ 47.8	$ 62.1	$ 64.1	$ 62.6	$ 61.0	$ 68.0	$ 255.6

Reconciliation of Adjusted Operating Income

(USD in millions)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018
Operating Income	$ 13.6	$ 11.8	$ 10.2	$ 15.2	$ 15.7	$ 13.3	$ 13.2	$ 16.8	$ 59.1
Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco				1.0	0.7				0.7
Add: Pre-Tax Transaction Costs Adjustment (Orlaco)				1.2					-
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco)					2.1	1.8	0.9	0.4	5.2
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST)					0.2	0.5	1.9	0.5	3.1
Add: Pre-Tax Business Realignment Costs							1.2	0.2	1.4
Less: Pre-Tax PP&E Gain on Insurance Proceeds							(1.9)		(1.9)
Adjusted Operating Income	$ 13.6	$ 11.8	$ 10.2	$ 17.4	$ 18.7	$ 15.6	$ 15.3	$ 18.0	$ 67.5

Reconciliation of Adjusted EBITDA

(USD in millions)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018
Income Before Tax	$ 12.3	$ 10.9	$ 9.0	$ 13.7	$ 14.1	$ 11.9	$ 12.9	$ 16.6	$ 55.4
Interest expense, net	1.8	1.7	1.2	1.4	1.5	1.5	1.3	1.4	5.7
Depreciation and amortization	5.9	6.0	6.1	6.5	7.1	7.1	7.3	7.8	29.3
EBITDA	$ 20.1	$ 18.6	$ 16.4	$ 21.6	$ 22.7	$ 20.5	$ 21.5	$ 25.8	$ 90.4
Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco				1.0	0.7				0.7
Add: Pre-Tax Transaction Costs Adjustment (Orlaco)				1.2					-
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco)					2.1	1.8	0.9	0.4	5.2
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST)					0.2	0.5	1.9	0.5	3.1
Add: Pre-Tax Business Realignment Costs							1.2	0.2	1.4
Less: Pre-Tax PP&E Gain on Insurance Proceeds							(1.9)		(1.9)
Adjusted EBITDA	$ 20.1	$ 18.6	$ 16.4	$ 23.8	$ 25.7	$ 22.8	$ 23.5	$ 26.9	$ 98.9

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Reconciliations to US GAAP

Reconciliation of Control Devices Adjusted Operating Income

(USD in millions)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018
Control Devices Operating Income	$ 18.3	$ 15.3	$ 14.7	$ 19.1	$ 19.9	$ 16.2	$ 17.3	$ 17.9	$ 71.4
Add: Pre-Tax Allocation of Centralized Procurement and Operations Functions								0.5	0.5
Control Devices Operating Income	$ 18.3	$ 15.3	$ 14.7	$ 19.1	$ 19.9	$ 16.2	$ 17.3	$ 18.4	$ 71.9

Reconciliation of Electronics Adjusted Operating Income

(USD in millions)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018
Electronics Operating Income	$ 4.5	$ 3.7	$ 2.7	$ 5.6	$ 2.8	$ 4.9	$ 4.9	$ 7.9	$ 20.4
Add: Pre-Tax Step-Up in Acquired Inventory from Orlaco				1.0	0.7				0.7
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (Orlaco)					2.1	1.8	0.9	0.4	5.2
Add: Pre-Tax Allocation of Centralized Procurement and Operations Functions								0.5	0.5
Add: Pre-Tax Business Realignment Costs							1.2		1.2
Less: Pre-Tax PP&E Gain on Insurance Proceeds							(1.9)		(1.9)
Electronics Adjusted Operating Income	$ 4.5	$ 3.7	$ 2.7	$ 6.5	$ 5.6	$ 6.7	$ 5.0	$ 8.8	$ 26.1

Reconciliation of PST Adjusted Operating Income

(USD in millions)	Q2 2016	Q3 2016	Q4 2016	Q1 2017	Q2 2017	Q3 2017	Q4 2017	Q1 2018	TTM Q1 2018
PST Operating Income	$ (1.1)	$ 0.0	$ 0.7	$ 0.6	$ 1.1	$ 1.0	$ (0.1)	$ 0.2	$ 2.2
Add: Pre-Tax Step-Up in Fair Value of Earn-Out (PST)					0.2	0.5	1.9	0.5	3.1
Add: Pre-Tax Business Realignment Costs								0.2	0.2
Add: Pre-Tax Allocation of Centralized Procurement and Operations Functions								0.1	0.1
PST Adjusted Operating Income	$ (1.1)	$ 0.0	$ 0.7	$ 0.6	$ 1.3	$ 1.5	$ 1.9	$ 1.0	$ 5.7

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29 Reconciliations to US GAAP (USD in millions) Q1 2018 Q1 2018 EPS Net Income Attributable to Stoneridge 13.4$ 0.46$ Add: After-Tax Step-Up in Fair Value of Earn-Out (Orlaco) 0.4 0.01 Add: After-Tax Step-Up in Fair Value of Earn-Out (PST) 0.5 0.02 Add: After-Tax Business Realignment Costs 0.2 0.01 Adjusted Net Income 14.4$ 0.50$ Reconciliation of Q1 2018 Adjusted EPS (USD in millions) Q1 2017 Q1 2017 EPS Net Income Attributable to Stoneridge 9.2$ 0.32$ Add: After-Tax Step-Up in Acquired Inventory from Orlaco 0.7 0.03 Add: After-Tax Transaction Costs Adjustment (Orlaco) 0.8 0.03 Adjusted Net Income 10.7$ 0.38$ Reconciliation of Q1 2017 Adjusted EPS